UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF EARLIEST EVENT REPORTED: November 16, 2005
HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)
State of Incorporation: Delaware
COMMISSION FILE NUMBER 1-4221
Internal Revenue Service — Employer Identification No. 73-0679879
1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119
(918) 742-5531

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
Earnings Press Release

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On November 16, 2005, Helmerich & Payne, Inc. (“Registrant”) issued a press release announcing its financial results for its fiscal year ended September 30, 2005. A copy of the press release is attached as Exhibit 99 to this Report on Form 8-K. This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC. (Registrant)
/s/ Steven R. Mackey
Steven R. Mackey
Vice President

                                                                                                               DATE: November 16, 2005
EXHIBIT INDEX

Exhibit No.	Description

99	Helmerich & Payne, Inc. earnings press release dated November 16, 2005